SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  December 30, 2004

CHEC FUNDING, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	333-105322	75-2851805
(State or OtherJurisdiction of Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

2728 North Harwood Street, Dallas, Texas  75201

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.

Filing of Collateral Term Sheets.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2005-A, Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A (the “Certificates”).

In connection with the offering of the Certificates of the Depositor, Credit Suisse First Boston LLC, prepared certain materials (the “Collateral Term Sheets”) some or all of which were distributed by Credit Suisse First Boston LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc., (the “Underwriters”), and to their potential investors.  Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.  The Collateral Term Sheets are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.

99.1

Computational Materials.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:  /s/ Lawrence Angelilli__________

Name:  Lawrence Angelilli

Title:    Vice President

Date:  December 30, 2004

EXHIBIT INDEX

Exhibit Number

Description

SequentiallyNumbered Page

99.1

Collateral Term Sheets.

Exhibit 99.1